EXHIBIT 12


               The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or her contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or she knows of or has reason to believe that such information is not accurate.


Dated:  March 12, 1999     NOLAN ACQUISITION PARTNERS

                           By: Nolan Acquisition Group, L.P.,
                               its Managing General Partner

                               By: Kincaid Capital Group, a Texas corporation,
                                   its General Partner

                                   By: /s/ Richard Jones
                                       ---------------------------------------
                                       Print Name: Richard Jones
                                       Title:  Senior Vice President


                           NOLAN ACQUISITION GROUP, L.P.

                           By: Kincaid Capital Group, a Texas corporation,
                               its General Partner

                               By: /s/ Richard Jones
                                   -------------------------------------------
                                   Print Name: Richard Jones
                                   Title:  Senior Vice President

                           KINCAID CAPITAL GROUP, a Texas corporation

                           By: /s/ Richard Jones
                               -----------------------------------------------
                               Print Name: Richard Jones
                               Title: Senior Vice President


                               /s/ Thomas R. Kincaid
                               -----------------------------------------------
                               Thomas R. Kincaid


                               /s/ Richard Jones
                               -----------------------------------------------
                               Richard Jones


                               /s/ Dan Komnenovich
                               -----------------------------------------------
                               Dan Komnenovich



                           CONESE CAPITAL, L.L.C.

                           By: Conese Family Partnership
                               (Nevada), L.P., its sole member

                                By: Conese General Partner (Nevada), Inc., its
                                    General Partner

                                    By: /s/ Eugene P. Conese, Jr.
                                        --------------------------------------
                                        Print Name:  Eugene P. Conese, Jr.
                                        Title:  Vice President


                           CONESE FAMILY PARTNERSHIP (NEVADA), L.P.

                           By: Conese General Partner (Nevada), Inc.,
                               its General Partner

                               By: /s/ Eugene P. Conese, Jr.
                                   -------------------------------------------
                                   Print Name: Eugene P. Conese, Jr.
                                   Title: Vice President

                           CONESE GENERAL PARTNER (NEVADA), INC.

                           By: /s/ Eugene P. Conese, Jr.
                               -----------------------------------------------
                               Print Name: Eugene P. Conese, Jr.
                               Title: Vice President


                               /s/ Eugene P. Conese
                               -----------------------------------------------
                               Eugene P. Conese


                           AEROEQUITY, INC.

                           By: /s/ Brian H. Rowe
                               -----------------------------------------------
                               Print Name: Brian H. Rowe
                               Title: Chairman and President



                           AEROGROUP I, LTD. CO.

                           By: AeroEquity, Inc., its sole member

                               By: /s/ Brian H. Rowe
                                   -------------------------------------------
                                   Print Name: Brian H. Rowe
                                   Title: Chairman and President


                                   /s/ Brian H. Rowe
                                   -------------------------------------------
                                   Brian H. Rowe